Exhibit 10.160

SUBSCRIPTION AGREEMENT

VIRAL GENETICS, INC.

2290 Huntington Drive, Suite 100

San Marino,CA 91108

THE COMMON STOCK OF VIRAL GENETICS, INC., INCLUDING THAT ACQUIRABLE UPON EXERCISE OF THE WARRANTS, DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this "Agreement") HAVE NOT BEEN REGISTERED UNDER THE UNITS ACT OF 1933, AS AMENDED ("Act"), OR QUALIFIED UNDER THE STATE UNITS LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATIONS PROMULGATED UNDER THE ACT.

ALL OFFERS AND SALE OF SAID SECURITIES BY NON-U.S. PERSONS PRIOR TO THE EXPIRATION OF A PERIOD COMMENCING ON THE DATE OF THE CLOSING OF THIS OFFERING AND ENDING ONE-YEAR THEREAFTER SHALL ONLY BE MADE IN COMPLIANCE WITH THE SAFE HARBOR CONTAINED IN REGULATIONS, PURSUANT TO THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. AND ALL OFFERS AND SALES AFTER THE EXPIRATION OF THE ONE-YEAR PERIOD SHALL BE MADE ONLY PURSUANT TO REGISTRATION OR AN EXEMPTION FROM REGISTRATION. ·

This Agreement shall constitute the irrevocable offer of the undersigned to purchase, in the amounts and subject to the terms set forth in this Agreement, ___________(8 MEG Units for the purchase price of $0.0025 per Unit. Each Unit consists of one (1) share of the Common Stock of Viral Genetics, Inc., a Delaware corporation (the "Company) ("Shares"), and Two (2) warrant to purchase Shares in the form attached hereto as Exhibit A (the “Warrants"). On execution by both parties, this Agreement shall become a bilateral agreement binding on both the undersigned and the Company. Each pan of this Agreement must be completed by the undersigned and, by execution below, the undersigned acknowledges that it understands that the Company is relying on tile accuracy and completeness hereof in complying with its obligations under applicable Units laws.

On the foregoing, it is hereby agreed as follows:

1. SUBSCRIPTION. The undersigned hereby irrevocably subscribes for the purchase of the Units. The undersigned is tendering to the Company:

(a) one signed copy of this Agreement; and

(b) payment in the amount of$20,000.00(the "Purchase Price").

2. GENERAL REPRESENTATIONS OF SUBSCRIBER. The undersigned hereby represents and warrants as follows:

(a) The undersigned is over the age of 18 years;

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(b) The undersigned acknowledges that neither the United States Units and Exchange Commission nor the Units commission of any state or other federal agency has made any determination as to the merits of purchasing these Units

(c) The undersigned has received and read all of the Company's filings made on the OTCIQ. News and Disclosure system and available at www. pinksheets.com (otcmarkets.com) including: the "Quarterly Report" and "Consolidated Financial Statements" for the nine months ended September 30, 2010; the "Annual Report" and "Consolidated Financial Statements" for the fiscal year ended December 31,2009 filed on April 15, 2010 and provided along with this agreement; the "Initial Company Information and Disclosure Statements" for the nine months and three months ending September 30, 2009 and March 31, 2009, respectively; the "Articles of Incorporation- Amendment" filed May 15, 2009; and the "Supplemental Information - Current Reporting Obligations Filing - Merger'' filed April 24, 2009; as well as all prior filings made on the SEC EDGAR system including, without limitation, the Form 10-KSB, as amended, for the fiscal year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the quarter ended September 30.2007, all Current Reports on Form 8-K, all other filings and disclosures made on the OTCIQ News and Disclosure system and available at "www.pinksheets.com (otcmarkets.com), all press releases, and other information; and the undersigned understands the risk of an investment in the Company, acknowledging that an investment in the Company inherently involves high risks.·

(d) The undersigned, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations., and the risks and merits of an investment in the Company;

(e) The undersigned has been provided with all materials and information requested by the undersigned or its representatives, including any information requested to verify any information furnished, and the undersigned has been provided the opportunity for direct communication between the Company and its representatives and the undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company including with regards to any of the information described in 2 (c) above;

(f) All information which the undersigned has provided to the Company or its agents or representatives concerning the undersigned's suitability to invest in the Company is complete, accurate, and correct as of the date of the undersigned's signature on this Agreement. Such information includes, but is not limited to, information concerning the undersigned's personal financial affairs, business position, and the knowledge and experience of the undersigned and the undersigned’s advisers;

(g) The undersigned has no present intention of dividing any of the Units or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the Units, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(h) The undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Units through this Agreement; and

(i) The undersigned has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the Units for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Units for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

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(j) The undersigned is an Accredited Investor, and has completed the following Accredited Investor Qualifying Questionnaire:

PERSONAL FINANCIAL INFORMATION. The following information pertaining to the undersigned as a natural person and U.S. Persons within the meaning of Regulation S is being provided here in lieu of furnishing a personal financial statement.

(a) My individual net worth, or joint net worth with my spouse, excluding any primary residence, exceeds $1,000,000.

/s/ AJ	Yes ☒	No ☐

(b) My individual income in 2009 and 2010 exceeded $200,000 in each such year, and I reasonably expect my individual income will be in excess of$200,000 in 2011.

/s/ AJ	Yes ☒	No ☐

(c) The joint income of my spouse and I in 2009 and 2010 exceeded $300,000 in each such year, and l reasonably expect our joint income will be in excess of $300,000 in 2011.

/s/ AJ	Yes ☒	No ☐

(d) Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

/s/ AJ	Yes ☒	No ☐

3. REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The undersigned represents that the Units are being acquired without a view to, or for, resale in connection with any distribution of the Units or any interest therein without registration or other compliance under the Act, and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The undersigned understands that the Units have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Units may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Act The undersigned acknowledges that the Units must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the Units under the Act or under Section 12 of the Units Exchange Act of 1934, as amended. The certificates representing the Units will bear a legend restricting transfer, except in compliance with applicable federal and state Units statutes.

4. GENERAL. The undersigned further understands,acknowledges, and agrees that:

(a) This Agreement is registered in the name of the undersigned on the books of the·Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any Units issuable pursuant hereto and for all other purposes.

(b) This Agreement shall be construed in accordance with and governed by the laws of the state of California.

(c) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not waive any rights granted to the undersigned under federal and state Units laws.

(e) The undersigned will hold title to the Units as follows:

_____     Community Property

_____     Joint Tenants,with Right of Survivorship

_____     Tenants in Common

_____     Separate Property

__x__     Other Single Person

                              (Single Person, Trust, Etc., Please Indicate)

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DATED this 29 day of FEB 2011.

Tax Identification Number or Social Security Number	Type or Print Name of Subscriber(s) in each Form to be Used on Records of the Company

Address:

Number and Street	Signature /s/ Anthony Freda

City, State, and Postal Code	Signature of Joint Subscriber, if any

USA	Date: 2/29/2012
Country

ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this 29th day of February 2012.

VIRAL GENETICS,INC.

By: /s/ Haig Keledjian
Duly Authorized Officer